EXHIBIT 99.2
EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 11)

Earnings, $M	4Q09	3Q09	2Q09	1Q09	4Q08
Upstream
United States	1,011	709	813	360	699
Non-U.S.	4,769	3,303	2,999	3,143	4,935
Total	5,780	4,012	3,812	3,503	5,634
Downstream
United States	(287)	(203)	(15)	352	(20)
Non-U.S.	98	528	527	781	2,434
Total	(189)	325	512	1,133	2,414
Chemical
United States	292	315	79	83	81
Non-U.S.	424	561	288	267	74
Total	716	876	367	350	155

Corporate and financing	(257)	(483)	(741)	(436)	(383)
Net income attributable to ExxonMobil (U.S. GAAP)	6,050	4,730	3,950	4,550	7,820
Earnings per common share (U.S. GAAP) [1]	1.27	0.98	0.82	0.92	1.55
Earnings per common share
- assuming dilution (U.S. GAAP) [1]	1.27	0.98	0.81	0.92	1.54

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	(140)	0	0
Corporate total	0	0	(140)	0	0

Earnings Excluding Special Items $M
Upstream
United States	1,011	709	813	360	699
Non-U.S.	4,769	3,303	2,999	3,143	4,935
Total	5,780	4,012	3,812	3,503	5,634
Downstream
United States	(287)	(203)	(15)	352	(20)
Non-U.S.	98	528	527	781	2,434
Total	(189)	325	512	1,133	2,414
Chemical
United States	292	315	79	83	81
Non-U.S.	424	561	288	267	74
Total	716	876	367	350	155

Corporate and financing	(257)	(483)	(601)	(436)	(383)
Corporate total	6,050	4,730	4,090	4,550	7,820
EPS excluding Special Items - assuming dilution [1]	1.27	0.98	0.84	0.92	1.54

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 11)

Supplemental Information (continued)

Net production of crude oil and	4Q09	3Q09	2Q09	1Q09	4Q08
natural gas liquids, kbd
United States	385	373	380	397	376
Canada/South America	255	267	242	308	303
Europe	372	350	383	411	421
Africa	657	666	702	715	697
Asia Pacific/Middle East	537	494	462	466	508
Russia/Caspian	187	185	177	179	167
Total liquids production	2,393	2,335	2,346	2,476	2,472

Natural gas production available for sale, mcfd
United States	1,298	1,292	1,267	1,243	1,216
Canada/South America	641	646	649	635	616
Europe	4,401	2,545	2,869	4,961	4,652
Africa	14	16	23	25	31
Asia Pacific/Middle East	4,180	3,510	3,107	3,168	3,196
Russia/Caspian	183	146	126	155	138
Total natural gas production available for sale	10,717	8,155	8,041	10,187	9,849

Total worldwide liquids and gas production, koebd	4,179	3,694	3,686	4,174	4,113

Refinery throughput, kbd
United States	1,748	1,751	1,765	1,805	1,647
Canada	412	417	365	460	441
Europe	1,571	1,542	1,560	1,518	1,593
Asia Pacific	1,348	1,349	1,306	1,306	1,320
Other Non-U.S.	300	293	294	292	312
Total refinery throughput	5,379	5,352	5,290	5,381	5,313

Petroleum product sales, kbd
United States	2,516	2,462	2,538	2,577	2,593
Canada	421	412	403	416	456
Europe	1,652	1,607	1,671	1,567	1,687
Asia Pacific	1,335	1,292	1,346	1,345	1,369
Other Non-U.S.	565	528	529	529	656
Total petroleum product sales	6,489	6,301	6,487	6,434	6,761

Gasolines, naphthas	2,621	2,593	2,617	2,457	2,691
Heating oils, kerosene, diesel	2,027	1,851	1,991	2,188	2,164
Aviation fuels	520	553	544	526	551
Heavy fuels	636	596	567	593	632
Specialty products	685	708	768	670	723
Total petroleum product sales	6,489	6,301	6,487	6,434	6,761

Chemical prime product sales, kt
United States	2,562	2,525	2,519	2,043	2,021
Non-U.S.	4,113	3,831	3,748	3,484	3,605
Total chemical prime product sales	6,675	6,356	6,267	5,527	5,626

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 11)

Supplemental Information (continued)

Average Realization Data	4Q09	3Q09	2Q09	1Q09	4Q08
United States
ExxonMobil
Crude ($/b)	70.21	61.27	54.28	36.41	48.33
Natural Gas ($/kcf)	4.23	3.31	3.26	4.61	5.57

Benchmarks
WTI ($/b)	76.06	68.19	59.54	42.97	58.49
ANS-WC ($/b)	75.80	69.13	58.92	45.28	56.06
Henry Hub ($/mbtu)	4.16	3.39	3.51	4.91	6.95

Non-U.S.
ExxonMobil
Crude ($/b)	72.62	66.17	57.09	41.90	51.45
Natural Gas ($/kcf)	6.18	5.14	5.36	8.29	9.90
European NG ($/kcf)	6.79	5.73	6.77	9.87	11.68

Benchmarks
Brent ($/b)	74.56	68.28	58.79	44.40	54.91

Capital and Exploration Expenditures, $M
Upstream
United States	983	858	941	803	1,000
Non-U.S.	5,543	4,049	3,964	3,563	4,105
Total	6,526	4,907	4,905	4,366	5,105
Downstream
United States	355	396	407	353	438
Non-U.S.	547	435	410	293	516
Total	902	831	817	646	954
Chemical
United States	82	66	94	77	96
Non-U.S.	731	681	736	681	639
Total	813	747	830	758	735
Other	22	8	10	4	35

Total Capital and Exploration Expenditures	8,263	6,493	6,562	5,774	6,829

Exploration Expense Charged to Income, $M
Consolidated - United States	64	60	53	42	45
- Non-U.S.	617	434	437	307	328
Non-consolidated - ExxonMobil share - United States	1	0	0	0	0
- Non-U.S.	3	7	1	1	3
Total Exploration Expense Charged to Income	685	501	491	350	376

Effective Income Tax Rate, % [1]	45%	50%	50%	45%	44%

Common Shares Outstanding (millions)
At quarter end	4,727	4,747	4,806	4,880	4,976
Average - assuming dilution [1]	4,760	4,803	4,871	4,959	5,062

Total Cash and Cash Equivalent ($G)	10.7	12.5	15.6	25.0	31.4

Total Debt ($G)	9.6	9.6	9.3	9.2	9.4

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	8.6	8.8	2.2	8.9	10.5
Sales of subsidiaries, investments and PP&E	0.3	0.2	0.8	0.1	1.8
Cash flows from operations and asset sales	8.9	9.0	3.0	9.0	12.3

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2009. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

[1] Prior quarter numbers have been adjusted to be on a consistent basis with 2009 reporting.

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 11)

Upstream Earnings

Upstream 4Q09 vs. 4Q08
$M
8,000
6,000
4,000
2,000
0
5,634
660
250
(760)
5,780
4Q08
Realization
Vol/Mix
Other
4Q09

Upstream 4Q09 vs. 3Q09
$M
8,000
6,000
4,000
2,000
0
4,012
840
550
380
5,780
3Q09
Realization
Vol/Mix
Other
4Q09

$M	4Q08	4Q09	4Q09 vs. 4Q08
U.S.	699	1,011	+312
Non-U.S.	4,935	4,769	-166
Total	5,634	5,780	+146

$M	3Q09	4Q09	4Q09 vs. 3Q09
U.S.	709	1,011	+302
Non-U.S.	3,303	4,769	+1,466
Total	4,012	5,780	+1,768

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 11)

Upstream Earnings

Upstream 2009 vs. 2008
$M
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
33,782
(15,200)
700
(2,170)
17,107
2008
Realization
Vol/Mix
Other
2009

$M	2008	2009	2009 vs. 2008
U.S.	6,243	2,893	-3,350
Non-U.S.	27,539	14,214	-13,325
Total	33,782	17,107	-16,675

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 11)

Upstream Volumes

Volumes 4Q09 vs. 4Q08
KOEBD
5,000
4,000
3,000
2,000
1,000
0
4,113
(26)
(29)
(16)
137
4,179
Net Interest (27)
Price / Spend 1
+3.3%
4Q08
Entitlements
Quotas
Divestments
Net Growth
4Q09

	4Q09	vs. 4Q08	%	Ex Entitlements, Quotas, and Divestments
Liquids (KBD)	2,393	-79	-3.2%	
Natural Gas (MCFD)	10,717	+868	+8.8%	
Combined (KOEBD)	4,179	+66	+1.6%	+3.3%

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 7 of 11)

Upstream Volumes

Volumes 2009 vs. 2008
KOEBD
5,000
4,000
3,000
2,000
1,000
0
3,921
50
(81)
(22)
64
3,932
Net Interest (26)
Price / Spend 76
+1.6%
2008
Entitlements
Quotas
Divestments
Net Growth
2009

	2009	vs. 2008	%	Ex Entitlements, Quotas, and Divestments
Liquids (KBD)	2,387	-18	-0.7%	
Natural Gas (MCFD)	9,273	+178	+2.0%	
Combined (KOEBD)	3,932	+11	+0.3%	+1.6%

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 8 of 11)

Downstream Earnings

Downstream 4Q09 vs. 4Q08

$M
2,500
2,000
1,500
1,000
500
0
-500
2,414
(2,230)
140
(510)
(189)
4Q08
Margin
Vol/Mix
Other
4Q09

Downstream 4Q09 vs. 3Q09

$M
1,000
500
0
-500
325
(650)
190
(50)
(189)
3Q09
Margin
Vol/Mix
Other
4Q09

$M	4Q08	4Q09	4Q09 vs. 4Q08
U.S.	(20)	(287)	-267
Non-U.S.	2,434	98	-2,336
Total	2,414	(189)	-2,603

$M	3Q09	4Q09	4Q09 vs. 3Q09
U.S.	(203)	(287)	-84
Non-U.S.	528	98	-430
Total	325	(189)	-514

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 9 of 11)

Downstream Earnings

Downstream 2009 vs. 2008
$M
12,000
10,000
8,000
6,000
4,000
2,000
0
8,151
(5,070)
(310)
(990)
1,781
2008
Margin
Vol/Mix
Other
2009

$M	2008	2009	2009 vs. 2008
U.S.	1,649	(153)	-1,802
Non-U.S.	6,502	1,934	-4,568
Total	8,151	1,781	-6,370

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 10 of 11)

Chemical Earnings

$M
Chemical 4Q09 vs. 4Q08
1,000
500
0
155
190
190
180
716
4Q08
Margin
Vol/Mix
Other
4Q09

$M
Chemical 4Q09 vs. 3Q09
1,500
1,000
500
0
876
(200)
80
(40)
716
3Q09
Margin
Vol/Mix
Other
4Q09

$M	4Q08	4Q09	4Q09 vs. 4Q08
U.S.	81	292	+211
Non-U.S.	74	424	+350
Total	155	716	+561

$M	3Q09	4Q09	4Q09 vs. 3Q09
U.S.	315	292	-23
Non-U.S.	561	424	-137
Total	876	716	-160

Note: Earnings exclude special items

EXXON MOBIL CORPORATION

4Q09 INVESTOR RELATIONS DATA SUMMARY (PAGE 11 of 11)

Chemical Earnings

Chemical 2009 vs. 2008
$M
4,000
3,000
2,000
1,000
0
2,957
(340)
(190)
(120)
2,309
2008
Margin
Vol/Mix
Other
2009

Chemical $M	2008	2009	2009 vs. 2008
U.S.	724	769	+45
Non-U.S.	2,233	1,540	-693
Total	2,957	2,309	-648

Note: Earnings exclude special items

ExxonMobil